Exhibit 10.17(c)

Second Amendment TO CREDIT AGREEMENT

This SECOND AMENDMENT, dated as of September 27, 2023 (this “Amendment”), is made by and among, WRKCo Inc., a Delaware corporation (“Parent Borrower”), Westrock Company of Canada Corp./Compagnie Westrock du Canada Corp., a Nova Scotia unlimited company (“Canadian Borrower”), WRK Luxembourg S.à r.l., a private limited liability company incorporated under the laws of Luxembourg (“WRK Luxembourg” and, together with Parent Borrower and Canadian Borrower, the “Borrowers”), each of the Lenders signatory hereto and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”). Except as otherwise provided herein, capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, reference is made to the credit agreement originally dated as of July 7, 2022 (as amended on August 18, 2022, and as further amended, amended and restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”), by and among, inter alios, WestRock Company, a Delaware corporation (“WestRock”) as Holdco, each of the Borrowers, WestRock RKT, LLC, a Georgia limited liability company, WestRock MWV, LLC, a Delaware limited liability company, the Lenders party thereto and Wells Fargo Bank, National Association, as administrative agent and multicurrency agent.

WHEREAS, reference is made to the proposed business combination (the “Merger Transaction”) of the WestRock group and the Smurfit Kappa group pursuant to a transaction agreement (the “Transaction Agreement”), entered into on September 12, 2023, by and among, inter alios, Smurfit Kappa Group plc, a public limited company incorporated in Ireland and WestRock, under which WestRock has agreed, through a series of intermediate steps and transactions, to merge into a wholly-owned subsidiary of Smurfit WestRock, a public limited liability company organized under the laws of Ireland, with WestRock as the surviving entity;

WHEREAS, the Borrowers have requested an amendment to the Existing Credit Agreement in connection with the Merger Transaction to amend certain provisions of the Existing Credit Agreement as set forth herein and the Required Lenders are willing to make such amendments to the Existing Credit Agreement, in accordance with and subject to the terms and conditions set forth herein;

WHEREAS, pursuant to Section 9.1 of the Existing Credit Agreement, the parties hereto are entering into this Amendment for the purpose of effecting the amendments described herein; and

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.
Amendments to Credit Agreement. Each Lender who executes and delivers this Amendment agrees that subject to Section 2 below, immediately prior to the consummation of the Merger Transaction, Section 1.1 of the Credit Agreement shall be amended as follows:

(a)
The following definitions are added:

“Transaction Agreement” shall mean the transaction agreement dated September 12, 2023, by and among, inter alios, Smurfit Kappa Group plc, a public limited company incorporated in Ireland and WestRock Company, a Delaware corporation (“WestRock”).

“Merger Transaction” shall mean the merger of WestRock into a wholly-owned subsidiary of Smurfit WestRock, a public limited liability company organized under the laws of Ireland, through a series of intermediate steps and transactions, with WestRock as the surviving corporation, in accordance with the terms of the Transaction Agreement.

(b)
The definition of “Change in Control” is hereby amended by adding the following text at the end of such definition:

“Notwithstanding the foregoing, the consummation of the Merger Transaction shall not constitute a Change in Control under this Agreement.

Section 2.
Conditions Precedent. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) when the Administrative Agent shall have received a counterpart of this Amendment executed by each of the Borrowers, the Required Lenders and the Administrative Agent.
Section 3.
Representations and Warranties. The Borrowers hereby represent and warrant to the Lenders party thereto and the Administrative Agent that:
(a)
after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement, and in the other Credit Documents are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, “Material Adverse Effect” or similar language in all respects) on and as of the Amendment Effective Date (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date); and
(b)
no Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date.
Section 4.
No Other Amendments or Waivers.
(a)
Except as expressly provided herein (i) the Credit Agreement and the other Credit Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms, (ii) the consents and agreements of the Administrative Agent and Lenders set forth herein shall be limited strictly as written and shall not constitute a consent or agreement to any transaction not specifically described in connection with any such consent and/or agreement, and (iii) this Amendment shall not be deemed a waiver of any term or condition of any Credit Document and shall not be deemed to prejudice any right or rights which Administrative Agent or any Lender may now have or may have in the future under or in connection with any Credit Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

(b)
This Amendment shall constitute a Credit Document.
Section 5.
Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.2 of the Credit Agreement.
Section 6.
Amendments. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
Section 7.
Entire Agreement. As of the date hereof, this Amendment, the Credit Agreement and the other Credit Documents constitute the entire contract between the parties relative to the subject matter hereof and supersede any other previous agreement among the parties with respect to the subject matter hereof.
Section 8.
Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 9.
Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 10.
Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile, tif and .pdf) and shall be considered an original. For purposes hereof, the words “execution,” “execute,” “executed,” “signed,” “signature” and words of like import shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formulations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 11.
Miscellaneous. Except as amended or consented to hereby, the Credit Agreement and other Credit Documents remain unmodified and in full force and effect. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference to the “Credit Agreement”,

“thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement in any other Credit Document shall mean and be a reference to the Credit Agreement as amended hereby. In the event of any conflict between the terms or conditions of the Credit Agreement and this Amendment, this Amendment shall prevail to the extent of such conflict. This Amendment shall constitute a Credit Document under the Credit Agreement and the other Credit Documents.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first mentioned above.

BORROWERS

WRKCO INC.

By: /s/ M. Benjamin Haislip

Name: M. Benjamin Haislip

Title: Senior Vice President and Treasurer

WESTROCK COMPANY OF CANADA CORP./COMPAGNIE WESTROCK DU CANADA CORP

By: /s/ Alexander W. Pease

Name: Alexander W. Pease

Title: President and Chief Executive Officer

WRK LUXEMBOURG S.À R.L.

By: /s/ Peter Schut

Name: Peter Schut

Title: Manager A

By: /s/ C. Mettlen

Name: C. Mettlen

Title: B Manager

[Signature Page to the Second Amendment Agreement]

Acknowledged, consented and agreed to by:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent and Lender

By: /s/ Andrew Payne

Name: Andrew Payne

Title: Managing Director

[Signature Page to the Second Amendment Agreement]

LENDERS

Consented and agreed to by:

BANK OF AMERICA, N.A.,

as Lender

By: /s/ Erron Powers
Name: Erron Powers
Title: Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to the Second Amendment Agreement]

Consented and agreed to by:

BANK OF CHINA, NEW YORK BRANCH

as Lender

By: /s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

[Signature Page to the Second Amendment Agreement]

Consented and agreed to by:

THE BANK OF NOVA SCOTIA

as Lender

By: /s/ Catherine Jones
Name: Catherine Jones
Title: Managing Director

(Signature page to Second Amendment Agreement)

Consented and agreed to by:

The Bank of New York Mellon,

as Lender

By: /s/ Tak Cheng
Name: Tak Cheng
Title: Vice President

(Signature page to Second Amendment Agreement)

LENDERS

Consented and agreed to by:

CITIBANK, N.A.

as Lender

By: /s/ Sumeet Singal
Name: Sumeet Singal
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to the Second Amendment Agreement]

Annex I

Consented and agreed to by:

Goldman Sachs Bank USA

as Lender

By: /s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

(Signature page to Second Amendment Agreement)

Consented and agreed to by:

ING Bank N.V., Dublin Branch

as Lender

By: /s/ Cormac Langford
Name: Cormac Langford
Title: Director

If a second signature is necessary:

By: /s/ Sean Hassett
Name: Sean Hassett
Title: Director

(Signature page to Second Amendment Agreement)

Annex I

Consented and agreed to by:

JPMORGAN CHASE BANK, N.A.,

as Lender

By: /s/ Will Price
Name: Will Price
Title: Vice President

(Signature page to Second Amendment Agreement)

Annex I

Consented and agreed to by:

MIZUHO BANK, LTD., as Lender

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

(Signature page to Second Amendment Agreement)

LENDERS

Consented and agreed to by:

PNC BANK, NATIONAL ASSOCIATION,

as Lender

By: /s/ Larry D. Jackson
Name: Larry D. Jackson
Title: Senior Vice President

[Signature Page to the Second Amendment Agreement]

Consented and agreed to by:

COÖPERATIEVE RABOBANK U.A., NEW
YORK BRANCH

as Lender

By: /s/ Michael LaHaie
Name: Michael LaHaie
Title: Managing Director

By: /s/ Claire Laury
Name: Claire Laury
Title: Executive Director

(Signature page to Second Amendment Agreement)

Annex I

Consented and agreed to by:

ROYAL BANK OF CANADA

as Lender

By: /s/ Francoise Forel
Name: Francoise Forel
Title: Director, RBC Corporate Client Group - Finance

If a second signature is necessary:

By:
Name:
Title:

(Signature page to Second Amendment Agreement)

LENDERS

Consented and agreed to by:

REGIONS BANK

as Lender

By: /s/ Cheryl L. Shelhart
Name: Cheryl L. Shelhart
Title: Director

If a second signature is necessary:

By:
Name:
Title:

[Signature Page to the Second Amendment Agreement]

LENDERS

Consented and agreed to by:

SUMITOMO MITSUI BANKING CORPORATION

as Lender

By: /s/ Rosa Pritsch
Name: Rosa Pritsch
Title: Director

[Signature Page to the Second Amendment Agreement]

Consented and agreed to by:

TD Bank, N.A.

as Lender

By: /s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President

(Signature page to Second Amendment Agreement)

LENDERS

Consented and agreed to by:

TRUIST BANK

as Lender

By: /s/ Christian Jacobsen
Name: Christian Jacobsen
Title: Director

[Signature Page to the Second Amendment Agreement]

LENDERS

Consented and agreed to by:

U.S. BANK NATIONAL ASSOCIATION

as Lender

By: /s/ Edward B. Hanson
Name: Edward B. Hanson
Title: Senior Vice President

[Signature Page to the Second Amendment Agreement]

LENDERS

Consented and agreed to by:

COBANK, ACB

as Lender

By: /s/ Trace Adams
Name: Trace Adams
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

(Signature Page to the Second Amendment to Agreement)

VOTING PARTICIPANTS

Consented and agreed to by:

AgCountry Farm Credit Services, FLCA

as Voting Participant

By: /s/ Lisa Caswell
Name: Lisa Caswell
Title: Vice President Capital Markets

(Signature Page to the Second Amendment to Agreement)

VOTING PARTICIPANTS

Consented and agreed to by:

AgFirst Farm Credit Bank

as Voting Participant

By: /s/ Matthew Jeffords
Name: Matthew Jeffords
Title: Executive Account Manager

(Signature Page to the Second Amendment to Agreement)

VOTING PARTICIPANTS

Consented and agreed to by:

AgWest Farm Credit, FLCA, formerly known as Northwest Farm Credit Services, FLCA, successor by merger of Farm Credit West, FLCA into Northwest Farm Credit Services, FLCA.

as Voting Participant

By: /s/ Jeremy A. Roewe
Name: Jeremy A. Roewe
Title: Vice President

(Signature Page to the Second Amendment to Agreement)

VOTING PARTICIPANTS

Consented and agreed to by:

Compeer Financial, FLCA

as Voting Participant

By: /s/ Betty Janelle
Name: Betty Janelle
Title: Director, Capital Markets

If a second signature is necessary:

By:
Name:
Title:

(Signature Page to the Second Amendment to Agreement)

VOTING PARTICIPANTS

Consented and agreed to by:

Farm Credit Mid-America, FLCA

as Voting Participant

By: /s/ Courtney Vance
Name: Courtney Vance
Title: Credit Officer Food & Agribusiness

(Signature Page to the Second Amendment to Agreement)

VOTING PARTICIPANTS

Consented and agreed to by:

Farm Credit Bank of Texas

as Voting Participant

By: /s/ John McCarty
Name: John McCarty
Title: Director, Capital Markets

If a second signature is necessary:

By:
Name:
Title:

(Signature Page to the Second Amendment to Agreement)